LODGENET/ZONE4PLAY AGREEMENT
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This Game Licensing  Agreement  ("Agreement") is made and effective this 8TH day of January 2004 by and between Zone4Play, Inc., a Delaware corporation with offices located at 103 Foulk Road, Suite 202, Wilmington, Delaware 19803 ("Z4P") and LodgeNet Entertainment Corporation, a Delaware corporation, with offices located at 3900 West Innovation Street, Sioux Falls, South Dakota 57107-7002 ("LodgeNet") (individually each a "Party" and collectively "Parties"). The Parties agree as follows:

WHEREAS, LodgeNet owns and/or operates proprietary Entertainment-on-demand audio, video, entertainment and information distribution systems ("EOD System") in hotels, motels, inns and other transient lodging environments (collectively "Hotels") throughout the United States and Canada, and

WHEREAS, Z4P develops and distributes customized digital entertainment and information content for various clients in both Internet and flash-based protocols, and

WHEREAS, LodgeNet is the lawful distributor of programming through licensing agreements and relationships with copyright owners or distributors that it wishes to supplement with Z4P created content ("Z4P Programming") as further defined herein.

THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the Parties hereby acknowledge, the Parties agree as follows:

1.    DEFINITIONS

      a.    "Bundle"   shall  mean  Game  Content  when  displayed  or  sold  in
            connection or conjunction with other EOD Content not provided by Z4P.

      b. "EOD" or "Entertainment-On-Demand" shall mean real-time video and/or audio transmission of EOD Content for television exhibition to a viewer at a time selected by such viewer in his/her discretion.

      c. "EOD Content" shall mean audio and/or video materials developed or licensed by LodgeNet for exhibition or interactive interface by guests in Hotels.

      d. "EOD System" shall mean (i) the system by which LodgeNet transmits and exhibits the EOD Content hereunder.

      e. "Game" shall be defined as an individual unit of Z4P Programming as further defined below.

      f. "Game Content" shall mean that content developed by Z4P for use by LodgeNet on its EOD Systems.

      g. "Hotel(s)" shall mean a hotel, motel, (or marina or other facility directly associated with the hotel or motel), hospital or other healthcare facility, university dormitory, private vehicle resting space, inns, and all other transient lodging environments. "Hotel(s)" does not include any apartment building, condominium, townhouse or other residential multiple dwelling unit.


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      h.    "IETV  Platform" shall mean  LodgeNet's  implementation  of TV-based
            Internet access on LodgeNet's EOD System.

      i. "Nintendo" shall mean those games and other content distributed by LodgeNet under License from Nintendo of America, Inc. including, but not limited to Super Nintendo Entertainment System(R), Nintendo(R) 64, Nintendo GameCubeTM, GameBoy(R) and GameBoy Advanced(R).

      j. "Z4P Programming" shall mean customized digital entertainment game and information content as further defined in Schedule A, and such other content as may be mutually agreed upon by the parties from time-to-time.

      k. "Pay-Per-View" shall mean programming acquired for a single viewing or play period.

      l. "Pay-Per-Day" shall mean programming acquired for a 24-hour period or some other reasonable time frame.

      m. "Pay-Per-Stay" shall mean programming acquired to be available during the entire remaining length of a guest's consecutive stay days in a hotel Guest Room.

      n. "Pay-per-Use" or "PPU" shall mean any one or more methods of acquisition by guest defined herein as Pay-Per-Day, Pay-Per-Stay or Pay-Per-View.

      o. "Studio", for the purposes of this document shall be defined as any authorized copyright holder, producer and/or distributor of the audio and/or video content, or content of any other kind other than that supplied by Z4P as provided under the terms of this Agreement.

      p. "Territory" shall mean the United States, its territories and possessions.

      q. "Third-party Licensing" is defined as content, brand or other intellectual property provided by a party other than LodgeNet or Z4P that will be used within a Z4P Game (i.e.; Casino brand names, images, sound, animation, video and other assets that are used to create a Z4P Game).

2.    AGENT FOR Z4P

      The Parties hereby acknowledge that the Pfeffer Group, LLC, a Florida Limited Liability Company ("Pfeffer") is acting as agent for and on behalf of Z4P with respect to this Agreement and other matters. LodgeNet has no liability to Pfeffer with respect to this relationship except as otherwise noted herein or in a separate agreement between the Parties or between LodgeNet and Pfeffer, including but not limited to, any matters of payment for services, royalties on revenues generated or liabilities or indemnities.


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3.    LICENSING AGREEMENT

      a. Z4P hereby grants to LodgeNet, subject to the terms and conditions contained herein, a non-transferable license to use, copy, install and operate the Z4P Programming but only as necessary for LodgeNet to deploy Z4P Programming to Hotels in the Territory who receive LodgeNet Programming through the LodgeNet EOD System. LodgeNet shall deploy the Z4P Programming in accordance with, and pursuant to, the LodgeNet Agreements properly executed between LodgeNet and Hotels. Notwithstanding the foregoing, LodgeNet shall have the right, in LodgeNet's sole discretion to choose not to deploy the Z4P
            Programming. Z4P will receive usage reports; buy reports and payment, as defined in Section 10, as long as Z4P Programming is displayed in one or more Hotel(s).

      b. MOST FAVORED NATIONS During the term of this Agreement and any renewal thereof, but only for so long as the annual collected Revenue (as defined below) for any calendar year shall equal or exceed $ 25,000, Z4P shall not offer the Game Content directly to Hotels or through any distributor in Hotels, in the Territory on terms that are more favorable than those offered by Z4P to LodgeNet pursuant to this Agreement taking into account any differentials arising from systems specifications or material differences in game design and specifications.

4.    DESCRIPTION OF SERVICE(S)

      a. Each Game will have Game specific "Play Screen(s)" and "Core Features" (as further defined below) based on game platform, design and functional requirements.

            i. A Game may have one (1) or more Play Screen(s). A Play Screen is defined as; A single Game screen interface, layout, and design that the viewer and Game use to enable the communication of actual Game play (i.e.; a card table that displays the layout and all required Game state information required to play a Game of Blackjack).

            ii.   Core Features are defined as;

                  (i)   Promotional Game Name,

                  (ii)  Promotional Cover Art (aka; Picon),

                  (iii) Promotional English Text Description,


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                  (iv)  A welcome screen,

                  (v)   Contextually relevant help screens,

                  (vi)  Common feature-keys such as "* Exit" and "# Help"

      b. Both LodgeNet and Z4P have interest in deploying and evaluating the value associated with different Game platforms, genre, style, and scope. These aspects will influence the cost and time associated for Z4P to develop and maintain these Games. To support enabling multiple Game types, Z4P Games will be identified as one of the following for pricing purposes;

      c.    Internet-based Game

            i.    Core Features

            ii. Compatible with the technical capabilities and limitations of the LodgeNet IETV Platform

            iii. With the potential of being membership or subscriber-based to facilitate point accumulation and redemption and multi-player capabilities

      d.    Flash-based Game

            i.    Core Features

            ii. Compatible with the technical capabilities and limitations of the LodgeNet TV EOD System

      e. Third-party Licensing is defined as content, brand or other intellectual property provided by a party other than LodgeNet or Z4P that will be used within a Z4P Game (i.e.; Cartoon Network property of character names, images, sound, animation, video and other assets that are used to create a Z4P Game).

5.    DEVELOPMENT SCHEDULE

            i. LodgeNet shall provide Z4P with a LodgeNet IETV Set Top box for development purposes for temporary use for Z4P's use in developing the Games required for Z4P to be in compliance with this Agreement. Z4P shall execute appropriate documentation to appropriately memorialize the necessary terms relating to the use of the aforementioned Set Top box.

            ii. The timing of the release and availability of new Game Content and refreshments or enhancements to existing games ("Upgrades") will be as outlined on Schedule A; said Schedule may be amended, by mutual consent, from time-to-time. Z4P will deliver the games to LodgeNet as outlined in Schedule A. Upon receipt of the games, LodgeNet has 15 Business Days to accept or reject the games. For purposes of this Agreement, Business Day is defined as Monday through Friday, excluding US Federal holidays and weekends. If the games are rejected, Z4P will fix all defects in the game(s) and return to LodgeNet within thirty (30) days of LodgeNet's rejection. LodgeNet may continue to reject and Z4P has the right to continue to fix all defects in the game(s) and redeliver to LodgeNet within another thirty (30) days of each LodgeNet rejection. If LodgeNet accepts the games, LodgeNet will immediately notify Z4P, in writing. The date of the written notification also serves as the date of acceptance.


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6.    QUALITY ASSURANCE - NO BUGS

Parties agree that the specifications of each game are materially complied with as outlined in Schedules B. Z4P warrants that on the date of acceptance the Software furnished to LodgeNet under this Agreement shall operate and conform to the performance capabilities, specifications, functions and other descriptions and standards applicable as defined in each Software's respective Schedule B and, further, that all support services relating to the Software and the Program shall be performed in a timely and professional manner by qualified personnel of Z4P. Z4P will fix any and all material defects found in the games, free of charge, within one hundred eighty (180) days from the date of acceptance, as it is defined in Section 3. If material defects are found in the games after the one hundred eighty (180) days, Z4P agrees to fix all such defects within a commercially reasonable timeframe.

7.    QUALITY ASSURANCE - IMAGE QUALITY

On the date of acceptance the Software furnished to LodgeNet under this Agreement shall be of a resolution and image quality appropriate for display on an NTSC compliant display device and consistent with the resolution and display qualities used by other elements of the EOD System.

8.    NO DISABLING SOFTWARE

      a. Z4P hereby agrees that it shall not disable the Software or impair in any way its operation by use of self-destruct mechanisms
            (sometimes referred to as "time bombs," "time locks," "drop dead" devices or "trap door" devices).

      b. Z4P warrants that it has successfully tested the components of its systems used in the Program to determine if the system contains threats known as software viruses. Z4P will continuously perform such tests during the term of this Agreement particularly on all software releases and Upgrades delivered to LodgeNet.


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9.    FEES

      a.    Development

            i. There will be no upfront or development fees or costs incurred by LodgeNet for the delivery of any games.

ii. LodgeNet is under no obligation to license Games at any specific time or at all until and unless LodgeNet specifically agrees to do so. If LodgeNet does not choose to license a specific Tier game based on the Schedule A, then LodgeNet has opted-out from licensing it and Z4P will not be responsible for providing it.

      b.    Royalties:  Royalties  shall be paid to Z4P each month within thirty
            (30) days of the close of each calendar month, based on the net revenue generated and collected by Hotels, from use of Z4P Programming ("Revenue"). Z4P shall receive as a Royalty twenty-five percent (25%) of aforementioned Revenue. For purposes of this Agreement, the term "net revenue" shall mean all proceeds received by LodgeNet from Hotels in connection with or related to the use of Z4P Programming excluding applicable taxes and all other non-income related fees and

            For purposes of example ONLY regarding the above calculation, assume LodgeNet has Z4P games installed in 10 hotels, each Hotel remits $1,000.00 to LodgeNet for revenue derived from Z4P game play equaling $10,000. LodgeNet will remit to Z4P, under the timing and other conditions of this Agreement, $2,500.00 in US funds, or 25% of collected Revenue.

      c. Other than in the event of short-term trials, the protocols for which are to be mutually agreed upon between the parties, LodgeNet shall not offer Games at no charge to guests unless a mutually agreed upon fee is paid to Z4P for the rights to do so, or both parties mutually agree in writing to offer Games free of charge.

      d. In the event that Games are sold in conjunction with other services in a Bundle, Revenue shall be determined by calculating pro rata use time of the Games in relation to total amounts of time used in Bundle.

10.   USAGE AND BUY REPORTS

Once enabled by LodgeNet systems, LodgeNet will provide Z4P with an electronic version of usage accounting and buy report (collectively, "Reports") on all Z4P Programming that exists in Hotels on a monthly basis within forty-five (45) days of the close of each calendar month. The Reports will include, but not be limited to, the following fields and the resulting information;


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      a.    Number of buys

      b.    Total Revenue attributed to Z4P Games c. Amount due Z4P

      d. Number of rooms in which Z4P Games are available for the month being reported

      e. Number of Hotels in which Z4P Games are available for the month being reported

The usage reports are strictly confidential. Z4P will use best efforts to treat the usage reports with the strictest confidence and will protect the confidentiality of the usage reports from being viewed by third parties. In the event LodgeNet reasonably believes this confidentiality is not being adequately maintained, LodgeNet may, in its sole and absolute discretion cease to provide these reports and such discontinuance shall not be considered a breach on LodgeNet's part. However, LodgeNet may consider Z4P in material breach if they do not maintain the strictest confidentiality. Z4P agrees to reimburse LodgeNet for any and all damages LodgeNet incurs to its business due to Z4P's failure to keep the aforementioned usage reports in the strictest confidence. LodgeNet agrees that Z4P may provide some high-level aggregate usage data to prospective clients, third party content providers, and partners as needed to conduct business. Prior to Z4P's release of any high-level aggregate usage data, any and all such data must be reviewed and approved, in writing, by LodgeNet, such approval to be given by LodgeNet in its sole discretion.

11.   TERM, TERMINATION & TERRITORY

      a. Term of this Agreement shall be from its effective date for five (5) years unless sooner terminated under the terms of this Agreement ("term") and shall automatically renew and continue for one year periods unless terminated by either party providing at least one-hundred and twenty days advance written notice of desire not to renew prior to any expiration date.

      b. Subject to advance written consent of Z4P, LodgeNet shall have the right to sub-license the Z4P Programming to any sub-licensee or affiliate of LodgeNet's to whom LodgeNet sees fit for use only in Hotels in the Territory or to any licensee operating the EOD System under license from LodgeNet.

      c. Other than in the event of a Default, as defined below, once Z4P Programming has been delivered to and accepted by LodgeNet, LodgeNet shall have the distribution rights to said Z4P Programming, as outlined in Section 13 below.

      d.    In the event of  breach or  default  by either  Party  (collectively
            "Default") the offending Party shall have thirty (30) days from receipt of notice to cure such Default. If, at the end of the initial thirty (30) day period, the offending Party is diligently pursuing a cure, but has not yet completed the cure, the offending Party shall have an additional thirty (30) days to complete such cure. In the event that the offending Party has not cured such breach or default by the end of all periods provided therefore, the non-breaching Party may then terminate this Agreement without further notice. Concurrent with termination of this Agreement in the event of an uncured Default, LodgeNet's right to distribute Z4P Programming in Hotels shall also terminate


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12.   ESCROW OF CODE

Z4P shall escrow source code for each version of the Game Content with LodgeNet. LodgeNet agrees that it shall protect the escrowed source code with the same degree of diligence it exercises with respect to its own product and system source code. LodgeNet shall not use the escrowed source code for any purpose, in any manner, unless one of the following events occurs:

            (i)   Z4P ceases to do business in the normal course;

            (ii)  Z4P makes an assignment for the benefit of its creditors

            (iii) Z4P makes an assignment in bankruptcy;

            (iv) Z4P discontinues making support services available for the program.

13.   RIGHT TO DISTRIBUTE

Z4P will provide LodgeNet with an Encode of each Game for use only in Hotels in the Territory, any required data files (ie, word lists, external artwork, background music), and any appropriate or requisite documentation via a mutually agreed upon delivery method to LodgeNet's designated location. LodgeNet will be granted the right and license to distribute said Game only in Hotels in the Territory during the agreed time periods as specified within this Agreement and Schedules to this Agreement agreed to in writing by LodgeNet and Z4P, unless terminated under the terms of this Agreement. Z4P will receive usage reports, buy reports and payment, as defined in Section 3, as long as Z4P Programming is displayed in one or more Hotel. Notwithstanding the early termination of this Agreement (other than in the event of Default), LodgeNet shall have the right, but not the obligation, to continue to distribute Z4P Programming in Hotels, for the duration of the Term of LodgeNet's agreement with Hotel.

14.   LICENSE RIGHTS & OWNERSHIP

      a. Z4P shall be the owner of all rights, title, and interest to Z4P Programming, including, but not limited to data, artistic and technical information, specifications, drawings, records, computer programs and documentation, and all intellectual property originated from Z4P in the course of this Agreement, and as defined in this Agreement and subject to any restrictions placed on such ownership due to Third-Party Rights.


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      b.    Z4P shall be the owner of all  Patents and  Inventions,  made by Z4P employees or contractors prior, during, and after the course of this Agreement and subject to any restrictions placed on such Patents and Inventions due to Third-Party Rights.

15.   THIRD PARTY COPYRIGHTS & MUSIC PERFORMING RIGHTS ("RIGHTS");

Z4P warrants and represents that it has obtained any and all necessary rights to use any third party copyright, patent, service, music rights, trademarks, trade secrets or any other property rights of a third party. Further, Z4P will defend and indemnify LodgeNet and LodgeNet's client Hotels with installed Games and their respective affiliates against any and all claims that any information, design, specification, instruction, software, data, services or material (the "Material") furnished by Z4P and used by LodgeNet in connection with this Agreement infringes or misappropriates a copyright, patent, service, music rights, trademark, trade secret or any other property rights of any third party. In the event that the Material is held to constitute an infringement or misappropriation and its use is enjoined, Z4P shall, at its option, either procure for LodgeNet the right to continue using the Material, modify it so as to remove the infringement or terminate the affected contract

16.   PROMOTION

      a. Promotional Channel: Z4P will assist in providing appropriate content elements to include promotion of the Z4P games within the LodgeNet system or other marketing means reasonably undertaken by LodgeNet. However, the decision to include Z4P content on the LodgeNet System and/or to include promotional materials is the sole and exclusive decision of LodgeNet.

      b. Z4P Promotional Message: Z4P shall have the right, but not the obligation, to place a promotional message on game play screen(s) of each Game provided that may direct guests to a website or other location for information or access to the games when not in Hotels. Size, location, details of said message and nature of the website or other location for information to which it directs guests in Hotels is to be mutually agreed upon by the Parties.

17.   COPYRIGHTS ET AL;

Z4P warrants and represents: (i) it owns and/or has secured, at its expense, all intellectual property rights and all other rights in and to all portions of the Z4P Programming, and/or has acquired and secured, at its own expense, all licenses, consents, releases, performance rights, and distribution rights, or approvals necessary for the Z4P Programming to be displayed on the LodgeNet System and exhibited by LodgeNet to Hotel's guests; (ii) LodgeNet may exhibit the Z4P Programming without infringing any copyright, intellectual property rights, performing rights, music rights, distribution rights, privacy rights, publicity rights , or any other rights owned or controlled by any third party; and (iii) all license fees, royalties, or other fees have been and will continue to be paid by Z4P to the appropriate parties in full in a timely manner.


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18.   NOTICES

All notices and other communications from either Party to the other hereunder shall be given in writing and shall be deemed given: (a) when personally delivered; or (b) if mailed by first class mail, certified mail, return receipt requested, or registered mail, when deposited in the United States Mail, postage prepaid, and properly addressed; or (c) if sent by facsimile, when received on the facsimile machine of the recipient and either electronically stored or printed; or (d) if sent by courier service, on the day delivered; or (e) if sent by overnight delivery service, on the next business day following provision of such notice to such service. Notices shall be addressed to the Parties at the address set forth below, which may be updated from time to time by providing written notice to the other Party:

If to LodgeNet                                        If to Zone4Play
--------------                                        ---------------
Steve Truckenmiller                                   Erez Lahav
Sr Vice President, Content & Programming              VP Business Development
LodgeNet Entertainment Corporation                    Zone4Play Ltd.
3900 W Innovation Street                              3B Hashlosha Street
Sioux Falls, SD 57107-7002                            Tel Aviv, 67060, Israel
Fax: 605-988-1499                                     Fax: 011 972 3 537 9429
e-mail: Steve.Truckenmiller@lodgenet.com              e-mail: erez@zone4play.com

With Copy To:                                         With Copy To:
-------------                                         -------------
General Counsel
LodgeNet Entertainment Corporation                    Abramovich Yosef Hakim
3900 W Innovation Street                              65 Yigal Alon Street
Sioux Falls, SD 57107-7002                            Tel Aviv 67443 Israel
Fax: 605-988-1323                                     Fax: +972-3-562-8155
e-mail: general.counsel@lodgenet.com                  e-mail: avi@shaylaw.co.il

19.   CONFIDENTIALITY

      a. Confidential Information: The Parties and their representatives agree to keep confidential the terms of this Agreement and maintain confidential information disclosed by the other party pursuant to this Agreement.

      b. Except as otherwise provided for in this Agreement, without the express written consent of a party (the "Providing Party") (which may be granted or withheld in the Providing Party's sole discretion), the other party (the "Receiving Party") shall not use, other than as necessary to comply with the terms of this Agreement, and shall not provide or sell to any third party, any Providing Party Information. "Providing Party Information" shall mean any copies, in whatever form (paper, computer files etc.), of the Providing Party's intellectual property, customer information or any


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            other information obtained by the Receiving Party in connection with this Agreement or the actions contemplated hereby, whether provided by the Providing Party, or derived independently or otherwise, including, without limitation: (i) all customer lists and other information related to customers ordering any Z4P services; and (ii) all market information and studies and marketing information. In addition, the parties agree that, except as otherwise provided for in this Agreement, they and their employees have maintained and will maintain in confidence the terms and provisions of this Agreement, as well as all of the Providing Party Information of the other party and all of the written data, summaries, reports, other proprietary information, trade secrets and information of all kinds, acquired, devised or developed in any manner from the other party's personnel
            or  files  or  pursuant  to  this   Agreement   (the   "Confidential
            Information"), and that they have not and will not reveal the same to any persons not employed by the other party except: (i) at the reasonable written direction of the other party; (ii) to the extent necessary to comply with the law or the valid order of a court of competent jurisdiction, in which event the disclosing party shall so notify the other party as promptly as practicable (and, if possible,
            prior  to  making  any  disclosure)  and  shall  seek   confidential
            treatment of such information, or in connection with any arbitration proceeding; (iii) as part of its normal reporting or review procedure to its parent company, its auditors and its attorneys, and such parent company, auditors and attorneys agree to be bound by the provisions of this Section; (iv) in order to enforce any of its rights pursuant to this Agreement; (v) to current or potential investors, insurers, financing entities; provided, however, that such person described above agrees to be bound by the provisions of this Section 17; or (vii) if, prior to the time of disclosure, the Confidential Information is in the public domain or is otherwise validly known to the intended recipient. The parties further agree to maintain any oral information which would be Confidential Information if reduced to writing as confidential in accordance with standard industry practice (subject to the foregoing exceptions for Confidential Information).

      c. This Confidentiality section shall survive the termination or expiration of this Agreement for a period of two (2) years from such termination or expiration.

20.   PRESS RELEASES AND PUBLIC DISCLOSURES

During the term of this Agreement, neither party shall issue an independent press release or other public announcement with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the other party except as required by law or government regulation, including but not limited to Securities and Exchange Commission required disclosure statements and reports.


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21.   AUDIT RIGHTS

      a. Other than content bought on a flat fee basis, Z4P's authorized independent auditor or attorney representatives shall have the right, exercisable no more than once per year (and once following termination of the Term), at its sole cost and expense (unless an underpayment by LodgeNet of five percent (5%) or more is proved, in which case LodgeNet shall bear all such costs and expenses), to audit LodgeNet's books and other records specifically related to Gross Receipts and License Fees and shall have reasonable access to LodgeNet's personnel, but only upon reasonable notice and during regular business hours at LodgeNet's place of business and without unreasonable disruption to LodgeNet's business. Z4P's audit rights shall in no way exceed a period of two (2) calendar years following the last month of exhibition of the Programming. LodgeNet and its representatives agree to be bound by the Confidentiality terms of this Agreement. Additionally, Z4P shall require its representatives to execute LodgeNet Non-Disclosure Agreements prior to any audit.

      b. With respect to Z4P's licenses and permissions to use third party content, images, music and other such third party materials requiring licenses, permission or fees to be paid, LodgeNet shall have the right to request copies of said licenses and/or permissions or to inspect the books and records of Z4P in relation to such licenses and permissions so as to assure itself that such licenses and permissions are adequate for Z4P Programming provided to LodgeNet.

22.   REPRESENTATIONS & WARRANTIES

      a. Z4P represents and warrants that (a) it has the full authority to enter into this Agreement and that it is the sole and exclusive owner of all rights, title and interest in and to the Z4P Programming; (b) it owns or controls all intellectual property rights and all other rights in and to the Z4P Programming and/or has acquired all licenses, consents, release or approvals necessary for the Z4P Programming to be exhibited to hotel customers; (c) LodgeNet and/or its designee may exhibit the Z4P Programming without paying any additional rate, fee or charge for any copyright, intellectual property rights, performing rights, privacy rights, publicity rights or any other rights owned or controlled by any third party, specifically including, but not limited to any rights controlled by BMI, ASCAP, SESAC or similar organizations; and (d) all license fees, royalties, or other fees have been and will continue to be paid in full in a timely manner.


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      b.    LodgeNet  represents and warrants that (a) it has the full authority to enter into this agreement, (b) it has the rights to display and distribute the Z4P Programming into Hotels, (c) that it has in effect and will continue to have in effect commercially reasonable systems, practices and procedures to prevent the unauthorized use or duplication of Z4P Programming and (d) that LodgeNet is the owner and operator, or otherwise has acquired all necessary rights from the owner and/or operator of the systems onto which Z4P Programming will be distributed and displayed.

23.   LIMITATION OF LIABILITY

IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR ANY EXEMPLARY, SPECIAL, INCIDENTIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES TO THE OTHER PARTY, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY MATERIALS OR SERVICES FURNISHED OR TO BE FURNISHED UNDER THIS AGREEMENT OR THE USE THEREOF, EVEN IF THE RELEVANT PARTY HAS BEEN ADVISED OF THE POSSIBLITY OF SUCH LOSS OR DAMAGE. Notwithstanding anything herein to the contrary, nothing contained herein shall operate to relieve, either party from liability for its own willful, wanton, recklessness or intentional torts.

24.   INDEMNIFICATION

In addition to any and all other rights and remedies which they may have at law, and in equity, under this Agreement or otherwise, Z4P and LodgeNet each agrees to defend, indemnify and hold harmless the other, its parent, subsidiaries and affiliates, and their respective directors, officers, employees, agents and contractors, from and against any damages, costs and expenses (including attorneys' fees and disbursements) arising out of or related to any claim, suit or other proceeding resulting from an actual or claimed violation by either party of any of the provisions of this Agreement, including all documents and rules incorporated herein. The indemnified Party shall have the option to assume the control of the defense or settlement of any Indemnified Claim at any time, and the other Party shall remain liable for any damages, costs or other amount that are required to be paid to the Party(ies) bringing the Indemnified Claim, provided that the Indemnified Party furnishes the other Party advanced written notice of any settlement offer and an opportunity to accept such settlement offer so long as such offer does not require any action or event that would be, in the Indemnified Party's sole discretion, harmful to it.

25.   SUCCESSORS & ASSIGNMENT

This Agreement binds and inures to the benefit of the Parties, their successors and assigns, except as limited herein. Neither party may assign, delegate or otherwise transfer this Agreement or any of its rights and/or obligations hereunder without the prior written consent of the other, which shall not be unreasonably withheld, denied, conditioned or delayed. Further, if the assigning Party provides at least thirty (30) days advance written notice to the non-assigning Party and the non-assigning Party does not formally object by submitting a written objection to the assigning Party within thirty (30) days of such notice, the assignment shall be deemed approved. Additionally either party may, without the consent of the other, assign, delegate or otherwise transfer this Agreement to the surviving entity pursuant to any change of control, whether by merger, sale of assets or otherwise.


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Notwithstanding the assignment procedure outlined above, as well as the transfer of ownership or management of Z4P, Z4P shall be and remain liable for any and all duties and obligations at whatsoever time owing to LodgeNet for Z4P
Programming   provided  hereunder  unless  and  until  the  Agreement  has  been effectively assumed or terminated as herein provided. Such assumption must be approved by LodgeNet and, prior to the approval of said assumption, the party assuming the Agreement must complete all necessary paperwork, including credit applications and assumption paperwork.

Notwithstanding the assignment procedure outlined above, as well as the transfer of ownership or management of LodgeNet, LodgeNet shall be and remain liable for any and all duties and obligations at whatsoever time owing to Z4P hereunder, unless and until the Agreement has been effectively assumed or terminated as herein provided. Such assumption must be approved by Z4P and, prior to the approval of said assumption, the party assuming the Agreement must complete all necessary paperwork, as required by Z4P.

26.   POWER & AUTHORITY: NO BREACH

Each of the parties represents and warrants that it has full power and authority to enter into the Agreement and perform its obligations hereunder and that its execution of the Agreement and performance of its obligations hereunder does not and will not violate any law or result in a breach of or default under the terms of any contract or agreement by which such party is bound.

27.   CAPTIONS & HEADINGS

The captions and headings are inserted in this Agreement for convenience only, and shall in no event be deemed to define, limit, or describe the scope or intent of this Agreement, or of any provision hereof, nor in any way affect the interpretation of this Agreement.

28.   SEVERABILITY

Nothing contained in this Agreement shall be construed to require commission of any act contrary to law and, whenever there is any conflict between any provision of this Agreement and any law, such law shall prevail. Every provision of this Agreement will be construed, to the extent possible, so as to be valid and enforceable. If any portion of this Agreement is determined to be invalid or unenforceable, such provision shall be deemed severed from this Agreement and all other provisions of this Agreement shall continue in full force and effect.

29.   CHOICE OF LAW

This Agreement shall be governed by the procedural and substantive laws of the State of Delaware, notwithstanding any otherwise applicable choice or conflict of law provisions to the contrary


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30.   COMPLIANCE WITH LAW

Each party shall comply with all applicable governmental statutes, laws, rules, regulations, ordinances, codes, directives, and orders (whether federal, state municipal or otherwise) and is solely responsible for the compliance with all such laws arising out of or relating to its obligations under this Agreement.

31.   TAXES

Any taxes (including, without limitation, any property, employee, service, franchise, customs, import/export duties, excise and any other related taxes) asserted against LodgeNet or Z4P by any local, state, national or international entity as a result of or arising under the performance of its obligations under this Agreement shall be the responsibility of the party against which such taxes are asserted. Each party shall be responsible for any taxes related to its income hereunder.

32.   INDEPENDENT   CONTRACTOR,   NO  AGENTS;   RELATIONSHIP;   NO-THIRD   PARTY
      BENEFICIARIES

The parties agree that each Party is an independent contractor in performing the marketing and other services described in this Agreement. No party (nor any of its officers, directors, agents or employees) shall act or hold itself out as an agent of the other party hereto. The parties do not intend this Agreement or the relationship hereunder to constitute a joint venture or partnership. The provisions of this Agreement are for the benefit only of the parties hereto, and no third party may seek to enforce, or benefit from, these provisions.

33.   MULTIPLE COUNTERPARTS

This Agreement may be executed in multiple counterparts, all of which shall constitute but one and the same instrument. In making proof of this Agreement, it shall not be necessary to produce more than one fully executed counterpart. Facsimile signatures shall be deemed as originals as between the parties.

34.   FORCE MAJEURE

Notwithstanding any other provision in this Agreement, neither LodgeNet nor Z4P shall have any liability to the other or any other person or entity with respect to any failure of LodgeNet or Z4P to perform its obligations under the terms of this Agreement if such failure is due to a Force Majeure. "Force Majeure" shall mean any labor dispute; fire; flood; earthquake; riot; legal enactment; government regulation; Act of God; terrorist act or imminent threat of terrorist act; any problem associated with the construction, use and/or operation of LodgeNet's satellite(s) or related systems; any problem associated with any scrambling/descrambling equipment or any other equipment owned or maintained by others; or any cause beyond the reasonable control of both parties.

35.   WAIVER

The failure of any party to insist upon strict performance of any provision of this Agreement shall not be construed as a waiver of any subsequent breach of the same or similar nature.

36.   ENTIRE AGREEMENT

This Agreement, together with the Exhibits attached hereto, the documents referred to and/or incorporated herein, set forth the entire, final and complete understanding between the Parties hereto relevant to the subject matter of this Agreement, and supersedes and replaces all understandings or agreements, whether written, oral, or implied, relevant to the subject matter of this Agreement made or existing before the date of this Agreement. Except as expressly provided by this Agreement, no modification of any of the terms or conditions of this Agreement shall be effective unless in writing and signed by both parties.


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37.   NO INFERENCE AGAINST AUTHOR

The parties acknowledge that this Agreement was fully negotiated by the parties and, therefore, no provision of this Agreement shall be interpreted against any party because such party or its legal representative drafted such provision.

LODGENET ENTERTAINMENT CORP.            ZONE4PLAY


Name: Steve Truckenmiller               Name: Andrew T. Panaccione
      -----------------------------           ----------------------------------

Title: SVP Programming                  Title: Director
       ----------------------------            ---------------------------------

Signature: /s/ Steve Truckenmiller      Signature: /s/ Andrew T. Panaccione
           ------------------------                -----------------------------


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--------------------------------------------------------------------------------


                                   SCHEDULE A


                          Standard Development Schedule
                               of Z4P Programming
                                  for LodgeNet


--------------------------------------------------------------------------------

Executive Summary

      This Schedule A, dated ______________, is made in accordance with the Agreement dated _______________ between LodgeNet and Z4P.

      Z4P will provide to LodgeNet Z4P Programming as defined in the Agreement. The Z4P Programming has the following estimated new delivery schedule and Upgrades over time of the Z4P Programming provided to LodgeNet. It is anticipated, as supported by the Agreement, that this schedule may be revised as influenced by Z4P Programming usage and buy reports, technology advancements and availability, and other LodgeNet and Z4P business objectives as mutually agreed to by both parties.

Estimated New Delivery Schedule

      Table 1 below identifies for each fiscal year term, based on the execution date of the Agreement, that the following quantity of Z4P Programming and Platform type be provided to LodgeNet for distribution and availability to LodgeNet Hotels.

      It is estimated that for each year the Agreement is automatically renewed, and that Z4P provides additional Z4P Programming based on the release schedule identified in Table 2.


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                      Table 1 - Estimated Release Schedule

--------------------------------------------------------------------------------------------------------------------------------
                                                         Schedule Release Phase 1
--------------------------------------------------------------------------------------------------------------------------------
         SN                                TASK                                  START DATE       END DATE         DONE BY
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           1  BLACKJACK, SLOT ,ROULETTE, VIDEO POKER, CARIBBEAN POKER IETV
--------------------------------------------------------------------------------
         1.1  Spec Doc                                                            7-Dec-03       9-Dec-03         Zone4Play
         1.2  Review Spec and comments                                            10-Dec-03      12-Dec-03        LodgeNet
         1.3  Graphics                                                            14-Dec-03      18-Dec-03        Zone4Play
         1.4  Review Graphics and comments                                        19-Dec-03      22-Dec-03        LodgeNet
         1.5  Alpha release                                                       23-Dec-03      27-Jan-04        Zone4Play
         1.6  QA and Comments                                                     28-Jan-04      3-Feb-04         LodgeNet
         1.7  Beta release                                                        4-Feb-04       9-Feb-04         Zone4Play
         1.8  QA and Comments                                                     10-Feb-04      13-Feb-04        LodgeNet
         1.9  Production release                                                  15-Feb-04      18-Feb-04        Zone4Play
        1.10  Implementation                                                      19-Feb-04                       LodgeNet
--------------------------------------------------------------------------------
           2  BLACKJACK, SLOT ,ROULETTE, VIDEO POKER, CARIBBEAN POKER FLASH
--------------------------------------------------------------------------------
         2.1  Spec Doc                                                            7-Dec-03       9-Dec-03         Zone4Play
         2.2  Review Spec and comments                                            10-Dec-03      12-Dec-03        LodgeNet
         2.3  Graphics                                                            14-Dec-03      18-Dec-03        Zone4Play
         2.4  Review Graphics and comments                                        19-Dec-03      22-Dec-03        LodgeNet
         2.5  Alpha release                                                       23-Dec-03      27-Jan-04        Zone4Play
         2.6  QA and Comments                                                     28-Jan-04      3-Feb-04         LodgeNet
         2.7  Beta release                                                        4-Feb-04       9-Feb-04         Zone4Play
         2.8  QA and Comments                                                     10-Feb-04      13-Feb-04        LodgeNet
         2.9  Production release                                                  15-Feb-04      18-Feb-04        Zone4Play
         2.1  Implementation                                                      19-Feb-04                       LodgeNet
--------------------------------------------------------------------------------------------------------------------------------


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     Table 2 - Estimated Automatically Renewed Fiscal Term Release Schedule

-------------------------------------------------------------------------------------------------------
                                       Schedule Release Phase 2
-------------------------------------------------------------------------------------------------------
          SN           TASK                                                              DATE
-------------------------------------------------------------------------------------------------------
           1  Bingo IETV                                                              18-Mar-04
           2  Bingo Flash                                                             18-Apr-04
           3  Keno IETV                                                               18-May-04
           4  Keno FLASH                                                              18-Jun-04
           5  Battle Royale IETV                                                      18-Jul-04
           6  Battle Royale FLASH                                                     18-Aug-04
-------------------------------------------------------------------------------------------------------

Estimated Upgrade Schedule

      It is estimated that the each Z4P Programming provided to LodgeNet will receive at least one Upgrade to its content and/or game play features per calendar year, excluding 2003. Such content Upgrades may include, but are not limited to, artwork, animation, background music, sound effects, licensed 3rd party content, word lists, and internationalization support. It is also anticipated that the Z4P Programming may be Upgraded several times over each fiscal period based on Z4P Programming usage and buy report results. It is expected that such frequency of these Upgrades may reduce once perceived as diminished returns against usage and buy rates.

--------------------------------------------------------------------------------


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